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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): OCTOBER 11, 2001


                             CENTRAL BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       MASSACHUSETTS                 0-25251                     04-3447594
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                (I.R.S. employer
of incorporation)                  file number)              identification no.)



          399 HIGHLAND AVENUE, SOMERVILLE, MASSACHUSETTS         02144
          --------------------------------------------------------------
          (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (617) 628-4000
                                                           --------------





                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS
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     On October 11, 2001, the Board of Directors of Central  Bancorp,  Inc. (the
"Company") declared a dividend payable on October 24, 2001 of one right (a "Right") for each outstanding share of common stock, par value $1.00 per share (the "Common Stock") of the Company held of record at the close of business on October 24, 2001.


     The Rights are being issued pursuant to a Shareholder Rights Agreement, dated as of October 11, 2001 (the "Rights Agreement") between the Company and EquiServe Trust Company, N.A., as Rights Agent. Each Right entitles its registered holder to purchase from the Company, after the Separation Time, as defined in the Rights Agreement, one share of Common Stock for $60, subject to adjustment. In addition, if certain takeover-related events should occur, each Rights would entitle the registered holder (other than an Acquiring Person or an Adverse Person as defined in the Rights Agreement) to purchase from the Company a number of shares of Common Stock at a discount to market value in lieu of the one share of the Common Stock.


     Further information regarding the Rights, redemption features and other terms thereof is set forth in a press release dated October 11, 2001 attached as
Exhibit 99.1 and the Rights Agreement attached as Exhibit 4.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     The following is a list of exhibits  filed with this Current Report on Form
8-K.

Exhibit No.                Description
----------                 -----------

Exhibit 4.1 Shareholder Rights Agreement, dated as of October 11, 2001, between Central Bancorp, Inc. and EquiServe Trust Company, N.A. (including form of Rights Certificate and Form of Election to Exercise attached as Exhibit A)


Exhibit 99.1               Press Release, dated October 11, 2001


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CENTRAL BANCORP, INC.



Date:  October 11, 2001                By: /s/ John D. Doherty
                                           -------------------------------------
                                           John D. Doherty
                                           President and Chief Executive Officer